UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2011

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

400 E. Spring Street
Bluffton, IN	46714
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (260) 824-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders was held on May 6, 2011.  A total of 22,042,804 shares of the Company’s common stock (94.38% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting, in person or by proxy.  The following matters were voted upon by the Company’s shareholders at the Annual Meeting:

(1)           The election of David T. Brown, David A. Roberts, and Thomas R. VerHage as directors for terms expiring at the 2014 Annual Meeting of Shareholders;

(2)           The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year;

(3)           The advisory vote on executive compensation; and

(4)           The advisory vote on the frequency of future votes on executive compensation.

Following is a summary of the voting results for each matter presented to the shareholders:

Proposal 1 — Election of David T. Brown, David A. Roberts, and Thomas R. VerHage as directors for terms expiring at the 2014 Annual Meeting of Shareholders

	For	Withheld	Broker Non-Vote
David T. Brown	15,745,201	4,869,540	1,428,063
David A. Roberts	15,580,469	5,034,272	1,428,063
Thomas R. VerHage	15,756,256	4,858,485	1,428,063

Each nominee, having received a plurality of the votes cast, was elected.

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year

For	Against	Abstain
21,973,940	61,397	7,467

There were no broker non-votes as to Proposal No. 2.

Proposal No. 2, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Proposal No. 3 — Advisory Vote on  Executive Compensation

With respect to the advisory vote to approve the compensation of the Company’s named executive officers described in the Company’s proxy statement, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Vote
18,553,215	516,653	1,544,873	1,428,063

Proposal No. 3, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was approved, on an advisory basis.

Proposal No. 4— Advisory Vote on the Frequency of the Executive Compensation Vote

With respect to the advisory vote as to whether the shareholder vote to approve named executive officer compensation should occur yearly, every two years or every three years, the number of votes cast for the “Yearly,” “Every Two Years” and “Every Three Years” frequencies, as well as the number of abstentions and broker non-votes, were as follows:

Yearly	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
10,802,899	118,466	8,157,651	1,535,725	1,428,063

Holders of a majority of the shares voting on this matter expressed their preference for a vote every year.  In light of this, the Board of Directors has decided that it will call for an advisory vote on executive compensation every year.  The Board will continue this practice until it is time for the shareholders to vote on frequency again, at which time it will consider the results of that advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011
FRANKLIN ELECTRIC CO., INC. (Registrant)

By:
John J. Haines Vice President, Chief Financial Officer and Secretary